UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of report (Date of earliest event reported): June 1, 2003



                           HANSEN NATURAL CORPORATION
               (Exact name of registrant as specified in charter)





         DELAWARE                      0-18761                   39-1679918
(State or other jurisdiction of      (Commission               (IRS employer
       incorporation)                 file number)           identification no.)


1010 Railroad Street                                                92880-5471
Corona, California                                                  (Zip Code)
(Address of principal executive offices)


(Registrant's telephone number, including area code):  (909) 739-6200

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Item 5.  Other Events and Required FD Disclosure.

     Hansen Natural Corporation (the "Company") entered into an employment agreement dated as of June 1, 2003 with Rodney C. Sacks, its Chairman and Chief Executive Officer. The Company also entered into an employment agreement dated as of June 1, 2003 with Hilton H. Schlosberg, its Vice Chairman, President and Chief Financial Officer. Both agreements were effective immediately.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits.

The following exhibits are filed as part of this report:

Exhibit       Description
--------      ----------------------------------------------------------------
10.18         Employment agreement between the Company and Rodney C. Sacks, dated as of June 1, 2003.

10.19 Employment agreement between the Company and Hilton H. Schlosberg, dated as of June 1, 2003.

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

                                   SIGNATURES



     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 17, 2003

                                       HANSEN NATURAL CORPORATION



                                       By:     /s/ RODNEY C. SACKS
                                               Rodney C. Sacks
                                               Chairman of the Board
                                               and Chief Executive Officer

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